JPMORGAN INVESTMENT TRUST

JPMorgan Investment Trust Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio

JPMorgan Investment Trust Balanced Portfolio

JPMorgan Investment Trust Large Cap Growth Portfolio

JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio

Supplement dated January 18, 2006 to the Prospectus dated May 1, 2005

Effective May 8, 2006, the JPMorgan Investment Trust Mid Cap Value Portfolio (the “Portfolio”) will no longer accept any new purchases. This means that the Portfolio will discontinue accepting purchase orders from the separate accounts of the insurance companies that currently offer the Portfolio within their variable annuity contracts and variable life insurance policies or from any qualified pension and retirement plans or accounts. The only exception to the closure of the Portfolio is that dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MCVP-106